Company Overview September 14, 2022 Copyright © 2022 Verrica Pharmaceuticals. All rights reserved. Exhibit 99.1

Disclaimer Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Verrica’s own internal estimates and research. While Verrica believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Verrica believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions.  All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, interactions with the FDA with regard to the resolution of the CRL, the timing of an NDA resubmission, potential approval of the NDA for VP-102, the potential benefits and potential commercialization of VP-102 for the treatment of molluscum, if approved, current and prospective product candidates, planned clinical trials and preclinical activities, product approvals, degree of market acceptance of approved products, research and development costs, current and prospective collaborations, timing and likelihood of success, plans and objectives of management for future operations, future results of anticipated product candidates, and the potential payments and benefits to Verrica of the license agreement with Torii, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.    The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.  The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other risks and uncertainties that are described in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (SEC) on March 2, 2022, and our other filings made with the SEC.  New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties.  There can be no assurance that the opportunity will meet your investment objectives, that you will receive a return of all or part of such investment. Investment results may vary significantly over any given time period. The appropriateness of a particular investment or strategy will depend on an investor's individual circumstances and objectives. We recommend that investors independently evaluate specific investments and strategies.

Reinventing dermatology therapeutics with a focus on development and commercialization Focused on Clinician-Administered Therapies and High Unmet Needs Focus on products with potential for reimbursement as a Medical Benefit Providing meaningful benefit for people living with skin diseases Copyright © 2022 Verrica Pharmaceuticals. All rights reserved. Verrica is a dermatology therapeutics company developing medications for skin diseases requiring medical intervention

Investment Highlights

NEAR TERM CATALYSTS	
Expect to resubmit NDA for VP-102 for Molluscum Contagiosum in Q1 2023 with potential approval/launch in H2 2023 (U.S. Prevalence of Molluscum Contagiosum ~6M[1])	**Conclusion of Part 1 of 3 Part PH2 study on LTX-315 for Basal Cell Carcinoma expected in Q1 2023 (safety and dose exploration)** (U.S. Prevalence of Basal Cell Carcinoma 3.6M[2])
VP-102 In development to address two of the largest unmet needs in dermatology	• Proprietary drug-device combination of formulation and single-use applicator • In development to address two of the largest unmet needs in dermatology • Payer research suggests favorable reimbursement landscape • Exclusive license for Torii Pharmaceutical to develop and commercialize VP-102 in Japan • Patents projected to expire between 2034 and 2039
LTX-315 Potential non-surgical alternative (injectable) for treatment of basal cell and squamous cell carcinomas	• First-in-class oncolytic peptide injected directly into tumor to induce immunogenic cell death • Positive tumor-specific immune cell responses in multi-indication Phase 1/2 oncology trials • Verrica to focus initially on development to treat basal cell and squamous cell carcinoma • Worldwide rights for dermatological oncology, including basal cell and squamous cell carcinomas and non-metastatic melanoma licensed from Lytix Biopharma. • Patents projected to expire between 2032 and 2037
Proven Management Team	• Industry-leading, experienced management team with extensive dermatology product launch experience
Strong Balance Sheet	• Pro Forma cash as of June 30, 2022 of $45M[3]; sufficient to support operations into Q3 2023; additional capital will be required for commercial launch of VP-102 for molluscum contagiosum • Debt free

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.

(2) Our New Approach to a Challenging Skin Cancer Statistic. The Skin Cancer Foundation. https://www.skincancer.org/blog/our-new-approach-to-a-challenging-skin-cancer-statistic/

(3) Pro Forma figures include the impact of an underwritten public offering closed in July 2022, the repayment of $43.9M in debt in July 2022 and the receipt of an $8M milestone payment from Torii Pharmaceutical Co., Ltd. in August 2022 for the initiation of the Phase 3 clinical trial for VP-102 for molluscum in Japan.

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4

U.S. Regulatory Status of VP-102 Verrica received a Complete Response Letter (CRL) from the FDA in May 2022 as a direct result of deficiencies identified at a general reinspection of a facility of Sterling Pharmaceuticals Services, LLC (Sterling) a contract manufacturing organization (CMO) that manufactured the bulk solution for VP-102. None of the issues identified by the FDA during the reinspection were specific to the manufacturing of VP-102; a pre-approval inspection (PAI) was also conducted on VP-102 at Sterling with no observations. The FDA confirmed in a Type A meeting on June 27, 2022 that the NDA for VP-102 for molluscum contagiosum was fully reviewed and there were no other deficiencies in the NDA; label comments were completed by the FDA and were ready to be communicated. Verrica has engaged Piramal Pharma Solutions, at their Sellersville, PA site, as an alternative supplier for VP-102’s bulk solution. The technology transfer process is underway. Verrica expects to resubmit the NDA for VP-102 for molluscum in Q1 2023.

Commitment and Focus within Medical Dermatology OFFICE ADMINISTERED THERAPIES Expertise of a trained Health Care Professional Guaranteed Patient Adherence MEDICAL BENEFIT VS PHARMACY BENEFIT PRODUCTS Beneficial reimbursement landscape Favorable access at launch PARTNERSHIP WITH DERMATOLOGY Unique distribution strategies create financial opportunities for physicians and hospitals

VP-102 in Development to Address Two of the Largest Unmet Needs in Dermatology Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033 IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018 Prevalence in U.S. COMMON WARTS US Prevalence of ~22 million(3) with ~1.5 million diagnosed annually(4) 22M 1.5M Patients Diagnosed Annually Not Diagnosed 5.1 million MOLLUSCUM US Prevalence of ~6 million(1) with ~1 million diagnosed annually(2) 85% 15% Diagnosed 0.9 million

NONMELANOMA SKIN CANCER

LTX-315 has the potential to impact the care of **5.4MM patients annually**


Nonmelanoma skin cancers1
5.4MM
BCC2
3.6MM
SCC2
1.8MM
89%
Treated3

- Nonmelanoma skin cancer includes basal cell (BCC) and squamous cell carcinoma (SCC)
- BCC is the most common malignancy in US populations[1]
- LTX-315 will focus on BCC as its primary indication with opportunities to expand to SCC and other dermatological indications
- Current treatment(s) for BCC and SCC are invasive, painful, disfiguring, and may require destruction of healthy tissue

(1) https://www.aad.org/media/stats-skin-cancer
(2) https://www.skincancer.org/skin-cancer-information/skin-cancer-facts/
(3) IQVIA PharMetrics+. Custom research for Verrica Pharmaceuticals (claims, non-projected)

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Our Product Portfolio Pre-IND Phase 2 Phase 3 NDA Next Expected Milestone VP-102 Molluscum Contagiosum NDA resubmission: Q1 2023 VP-102 External Genital Warts Initiate Phase 3 in 1H 2024 Common Warts Evaluate potential second Phase 2 trial LTX-315 Dermatological Oncology Phase 2 first patient dosed: April 2022 VP-103 Plantar Warts Initiate Phase 2 trial [a]Originally designed Phase 2 program completed. [b]Timing of clinical trials for External Genital Warts may be subject to change. [c]Company evaluating potential for conducting an additional Phase 2 trial based on FDA feedback for Phase 3 trial protocol. [d]Timing for initiating clinical trials for Plantar Warts to be determined. [e]License excludes metastatic melanoma and metastatic merkel cell carcinoma. Phase 2 study initiated in April 2022 for the treatment of Basal Cell Carcinoma. [a] [b] [c] [d] [e]

THE PROBLEM Molluscum Contagiosum

Molluscum Background Overview Caused by a pox virus Primarily infects children, with the highest incidence occurring in children <14 years old Highly contagious If untreated, lesions persist an average of 13 months, with some cases remaining unresolved for 2+ years Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life Etiology and Clinical Presentation TRANSMISSION Skin to skin contact Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys) DIAGNOSIS & SYMPTOMS Typically 10 to 30 lesions 100+ lesions can be observed Lesions may be the only sign of infection and are often painless Can be diagnosed with skin biopsy to differentiate from other lesions COMPLICATIONS Skin irritation, inflammation, and re-infection Follicular or papillary conjunctivitis if lesions on eyelids Cellulitis

Current Treatments for Molluscum are not FDA-Approved and have many limitations DESCRIPTION LIMITATIONS Cryotherapy Freezing the lesions with liquid nitrogen Pain and scarring Unsuitable for use in children Curettage Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions Pain and scarring Unsuitable for use in children Laser Surgery Applying a laser to target and destroy the lesions Pain, cost and lack of availability Unsuitable for use in children Topical Products Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions Unproven efficacy Off-Label Drugs Retinoids, antiviral medicines, or immune modulating therapies Limited efficacy Side-effects Natural Remedies Applying natural oils (e.g. tea tree oil) with antimicrobial properties Unproven efficacy Pain, irritation and allergic reactions Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain Significantly undertreated patient population

THE POTENTIAL SOLUTION VP-102

VP-102 (cantharidin) topical solution 0.7% Topical solution in a single-use applicator Therapeutic class: Vesicant Active ingredient cantharidin (0.7%) in a unique topical formulation Single-use applicator to reduce cross-contamination and facilitate application of the topical solution Small opening allows for targeting of affected skin Physician administered in-office procedure GMP-controlled, shelf-stable, consistent topical formulation Bittering agent to deter oral ingestion Visualization agent to identify treated lesions Potential first FDA Approved therapy for molluscum contagiosum Cap Tip Filter Ampule Tube DESIGNED FOR RELIABLE, AND TARGETED ADMINISTRATION

We Have Successfully Completed Two Pivotal Phase 3 Trials (CAMP-1 & CAMP-2) In Molluscum Population Trial Design Endpoints Application Two identically designed, randomized, double-blinded, multicenter, placebo controlled trials Primary: Percent of subjects with complete clearance of molluscum at Day 84 Subjects 2+ years of age with MC lesions who have not received any type of treatment within the past 14 days; Enrollment complete with 266 subjects for CAMP-1 and 262 subjects for CAMP-2 Study drug (VP-102 or placebo) is administered topically to all treatable lesions every 21 days until clearance or a maximum of 4 applications CAMP-1 conducted under FDA Special Protocol Assessment (SPA) 12-week study period Secondary: Percent of subjects with complete clearance at week 3, 6, 9 Safety & tolerability VP-102 or placebo will be left on for 24 hours before removal with soap and warm water

Phase 3 Studies Demonstrated Favorable Tolerability and Activity in Complete Clearance N (%) VP-102 (N=311) Vehicle (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Total Discontinuation Rate 6 (1.9) 0 (0) Phase 3 Studies in Molluscum Demonstrate Statistically Significant Activity on Primary Endpoint of Complete Clearance vs. Vehicle1 Phase 3 Discontinuation of Study Medication Due to Treatment-Related Adverse Events2 Note: slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) Eichenfield Amer J Clin Derm 2021

MC Commercial Opportunity

Realizing the Molluscum Opportunity Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 Not Diagnosed 5.1 million US PREVALENCE OF 85% 15% Diagnosed 0.9 million US PREVALENCE WITH ~6 million in molluscum(1) ~1 million diagnosed annually(2)

Dermatologists are Familiar with API Used in VP-102 & Would Use if Available Pompei DT et al. Cantharidin Therapy: Practice patterns and attitudes of health care providers. Journal of the American Academy of Dermatology. 2013; 68(6). Survey of 400 healthcare providers, 87.7% of responders were US based dermatologists. Company survey of 40 physicians. Physicians who do not use the API of VP-102 stated inaccessibility as a primary reason why they are not using(1) Physicians reported they would use VP-102 if the cost of the drug was covered(2) 87%

Physicians are Highly Favorable to VP-102 Profile Physician Qualitative research- one-hour individual interviews [n=30 Pediatricians, 13 Dermatologist, 5 Pediatric Dermatologists] Derms and Ped Derms (1) Pediatricians (1) 5.6 6.3 Efficacy Efficacy KEY REASONS TO USE IF APPROVED Convenience of administration Frustrated with not treating and having no viable options Scale of 1 (unlikely to use at all) to 7 (highly likely to use) Precise and pain free application FDA approval Fits into their current office model

VP-102 to be covered under Medical Benefit and Payer Research Suggests a Favorable Reimbursement Landscape1,2 ArtSci Health Solution, Qualitative research conducted for Verrica Pharmaceuticals Inc., 2020 Real Endpoints, Qualitative research conducted for Verrica Pharmaceuticals Inc., 2019 COHORT SIZE AVERAGE LIVES COVERED Medical Directors 11 9.8M Pharmacy Directors 15 4.2M IDN Stakeholders 3 6.5M The Payer Organizations and Plans Represented in the Interviews Cover a Total of 205 Million Commercial & Medicaid Lives

Multiple Payer Research Studies Suggest Favorable Reimbursement Landscape for VP-102 Payers interviewed recognize a significant unmet need for molluscum contagiosum and lack of an effective treatment Some of the key concerns mentioned about the undertreatment of the condition include the risk of infection, scarring, or spread of the disease Payers perceived VP-102 to be highly favorable based on the majority of patients experiencing clearance within 12 weeks Given the unmet need and favorable clinical outcomes in Phase 2 trials, payers anticipate the majority of patients would have access to VP-102 with minimal to no restrictions Key Takeaways

Dedicated Institutional Team Specialists to promote to dermatologists in academic settings and group practices Integrated Commercial Approach with Multiple Strategic Levers Brand Awareness Drive VP-102 awareness through cost-efficient HCP and consumer advertising Specialized Sales Team Targeting office-based and institutional Dermatologists, and select Pediatricians Buy and Bill or Specialty Pharmacy Forward Deployed Inventory Supportive HUB services Dedicated field reimbursement Team KOL Engagement Established relationships with industry leading Key Opinion Leaders COMMERCIAL STRATEGY

Medical Benefit Advantages Over Pharmacy Benefit Medical Benefit Pharmacy Benefit Reimbursement for products administered in office by HCP More common Less common Reimbursed upon launch, prior to clinical review More common Less common Subject to rebates and discounts in order to obtain formulary access Less common More common Gross-to-Net Deductions Typically, lower deductions than Pharmacy Benefit Typically, higher deductions to meet rebate demands and costs of co-pay program Patient obligation Typically, averages 20% co-insurance off list price, before manufacturer co-pay applied Prescription co-pay varies by plan

Physicians will have a choice of Distribution Model Buy-and-Bill Specialty Pharmacy HCP Reimbursement Permanent J-code Yes (within 1-2 quarters post-launch); Reimbursed under miscellaneous J-code until permanent J-code assigned No Office visit fee Yes Yes Lesion destruction (CPT 17110, 17111) Yes Yes Margin on sale of product Yes, typically 6%-10% of ASP (dependent on health plan) No Distribution Forward Deployed Inventory Model Specialty Pharmacy Model Verrica sells product to distributor Distributor supplies product on forward deployed basis to physicians Allows physicians to pay for inventory only after the claim has been adjudicated and the patient agrees to treatment RX filled by specialty pharmacy The pharmacy will also support prior-authorizations, if applicable Pharmacy adjudicates claim with patients and applies co-pay program White bag delivery to physician

Pre-Commercialization Activities Ongoing Poster Presentation National and Regional Meetings National and Regional Meetings Caregiver Molluscum education through digital and social tools HCP Molluscum education through congresses, speaker programs, and professional journal space Trade distribution channel development Customer segment insights Brand strategy, customer segmentation, and targeting Commercial systems infrastructure ENGAGEMENT AT PREMIER VENUES & INDUSTRY CHANNELS DISEASE AWARENESS OTHER

Non-Melanoma Skin Cancer THE PROBLEM

Non-Melanoma Skin Cancer

Overview

Non-melanoma skin cancer includes basal cell and squamous cell carcinoma

Basal cell carcinoma is the most common malignancy in humans and has a high tumor mutational burden, which is reported to be more likely to respond to certain types of immunotherapy[5]

Common treatments are invasive, painful, can cause scarring, and may require destruction of healthy tissue

ETIOLOGY AND CLINICAL PRESENTATION

Patient Population[1]	• Estimated 5.4 million diagnoses of basal cell (BCC) and squamous cell (SCC) carcinomas annually • Increasing age and sun exposure are risk factors
Diagnosis and Symptoms[2,3]	• New or changing lesions on sun exposed skin • Common on the head/neck • BCC: Pink pearly papules with prominent blood vessels • SCC: Pink, rough scaly papules, patches, or plaques • Diagnosis through routine biopsy
Complications[3,4]	• Possibly large incisions including healthy tissue, disfigurement, bleeding and infection • Though rare, metastasis to other areas of the body/organs[6]

(1) Rogers *JAMA Derm* 2015.
(2) Combalia *Derm Practic & Concept* 2020
(3) Gruber *StatPearls* 2020
(4) Bailey *Int J of Wom Derm* 201
(5) Goodman AM et. al.Tumor Mutational Burden as an Independent Predictor of Response to Immunotherapy in Diverse Cancers. Mol Cancer Ther. 2017;16(11):2598–608.
(6) Piva de Freitas P. et. al..Metastatic Basal Cell Carcinoma: A Rare Manifestation of a Common Disease. Case Rep Med. 2017;2017:8929745.

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28

Current Treatments For Non-Melanoma Skin Cancer1-3

	DESCRIPTION	LIMITATIONS
Surgical Excision	Using a scalpel to remove diseased tissue and healthy skin	• Invasive • Can cause scarring/disfigurement, infection, pain
Mohs Surgery	Used in high risk NMSC or in special sites	• Invasive, may take several rounds • Can cause scarring, disfigurement and pain
Electrodessication and Curettage	Minor surgical procedure to remove diseased tissue with sharp tool and cauterize the area	• Invasive • Painful • Likely to cause scarring
Topical Agents	5-FU, ingenol mebutate, or imiquimod	• May only be efficacious in small, superficial tumors • Local inflammatory reactions, systemic size effects
Oral Therapy	ERIVEDGE® (vismodegib)[4]	• Approval limited to small subset of BCC and metastatic BCC • Systemic side effects
Oral Therapy	ODOMZO® (sonidegib)[5]	• Approval limited to small subset of BCC and metastatic BCC • Systemic side effects

NOTE

Invasive procedures may lead to permanent scarring, pain, damage to healthy tissue, and recurrence

(1) Camilio Oncoimmunology 2014
(2) Combalia Derm Practic & Concept 2020
(3) Bailey Int J of Wom Derm 2019
(4) Per Prescribing Information: a hedgehog pathway inhibitor indicated for the treatment of adults with metastatic basal cell carcinoma, or with locally advanced basal cell carcinoma that has recurred following surgery or who are not candidates for surgery and who are not candidates for radiation.
(5) Per Prescribing Information: a hedgehog pathway inhibitor indicated for the treatment of adult patients with locally advanced basal cell carcinoma (BCC) that has recurred following surgery or radiation therapy, or those who are not candidates for surgery or radiation therapy.

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LTX-315 POTENTIAL SOLUTION

LTX-315 Overview
Induces Immunogenic Cell Death and a Tumor-specific Immune Response[1,2]

OVERVIEW

- First-in-class oncolytic peptide injected directly into a tumor to induce immunogenic cell death
- Host Defense Peptide designed to be administered locally to tumors easily accessible for injection in the clinic[3]
- May offer a non-surgical option for patients suffering from skin cancer
- Worldwide license from Lytix Biopharma in August 2020[4] for dermatology oncologic conditions including non-metastatic melanoma and non-metastatic merkel cell carcinoma
- Verrica intends to focus initially on basal cell and squamous cell carcinoma as lead indications
- FDA acceptance of IND in November 2021; First Patient Dosed in Phase 2 clinical trial for BCC in April 2022



VERRICA PHARMACEUTICALS
Reinventing Skin Science

(1) Camilio *Oncoimmunology* 2014.
(2) Eike LM, Yang N, Rekdal Ø, Sveinbjørnsson B. The oncolytic peptide LTX-315 induces cell death and DAMP release by mitochondria distortion in human melanoma cells. *Oncotarget*. 2015;6(33):34910-34923.
(3) Lesions within 1 cm of the eyelids or lips, or on the hands, feet, ears, nose, and genitalia excluded
(4) All malignant and pre-malignant dermatological indications, except metastatic melanoma and metastatic Merkel cell carcinoma

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Host-defense peptides are a first-line of defense with a Dual Mechanism of Action[1]

LTX-315 can have both a direct killing activity and immunomodulatory properties

1. Kills the Tumor Cells

LTX-315 enters the cells by disturbing cell membranes and **targets** mitochondria, and other organelles causing cell death and release of a patient's tumor specific antigens[3]

2. Triggers Immune Responses Targeting Tumor Cells

This allows the immune system to recognize, infiltrate, and attack cancer cells via dendritic cells and cytotoxic T cells

The activated immune system starts searching for cancer cells with these tumor antigens and may be able to combat tumors located in other parts of the body



LTX-315
Dying tumor cell
Immature DC
Mature DC
CRT
CD91
ATP
P2RX7
HMGB1
TLR4
mtDNA
TLR9
FMIT
FPR1
T cell
IFNα

(1) Hancock RE. Cationic peptides: effectors in innate immunity and novel antimicrobials. Lancet Infect Dis. 2001;1(3):156-164.
(2) Eike et al. 2015.
(3) Mader JS, Hoskin DW. Cationic antimicrobial peptides as novel cytotoxic agents for cancer treatment. *Expert Opin Investig Drugs*. 2006;**15**(8):933-946

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Phase 2 Open-Label Proof of Concept Study of LTX-315 in Basal Call Carcinoma (BCC)

3 Part Study to evaluate Safety and Efficacy

Part 1: DOSE EXPLORATION

- Designed to explore the initial LTX-315 safety profile when administered in escalating doses to individual subjects
- Intended to quickly assess the maximal tolerated dose (MTD) and determine the ability of LTX-315 to induce necrosis of each treated lesion while seeking to establish an AE profile for BCC.

Part 2: PRELIMINARY CONFIRMATION OF THE EXPLORATORY DOSE FROM PART 1

- Designed to confirm the exploratory dose from Part 1 and identify the recommended dose for Part 3
- Cohorts will be expanded, and dosing evaluated based upon safety and efficacy results

Part 3: EVALUATION OF THE CONFIRMED DOSES SELECTED FROM PART 2

- Designed to evaluate the efficacy of 2 selected doses of LTX-315 and to determine the optimal therapeutic dose
- Patient Reported Outcomes and Physician Global Assessment will also be included assessments

(1) Hancock RE. Cationic peptides: effectors in innate immunity and novel antimicrobials. Lancet Infect Dis. 2001;1(3):156-164.
(2) Eike et al. 2015.
(3) Mader JS, Hoskin DW. Cationic antimicrobial peptides as novel cytotoxic agents for cancer treatment. *Expert Opin Investig Drugs*. 2006;**15**(8):933-946

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Basal Cell Carcinoma Opportunity

OPPORTUNITY

BCC Treatment and Demographic Landscape, Affecting ~3.6MM Annually

- **98% of BCC patients are treated with surgery** (annually), ~10% of patients are treated with drug therapies[1]
- 90% of BCC patients are age 50+, of those 61% are 65 or older[1]
  - People aged 65 and older represented 16% of the US population in 2019 but are expected to grow to be 21.6% of the population by 2040[2]
- Approximately 42% of BCC patients are female, 58% are male[1]
- Approximately 82% of BCC patient diagnosis and treatment is managed by Dermatologists[1]

SPECIALTY	SHARE OF PATIENTS
Dermatology	82%
GP/FP/IM	8%
Other Surgeon	4%
Med Onc/ Hem Onc	1%
All Other	5%

VERRICA PHARMACEUTICALS Reinventing Skin Science

(1) IQVIA PharMetrics+. Custom research for Verrica Pharmaceuticals. Patient counts are projected estimates of the US commercially insured patient population, 2018 and 2019.
(2) Profile of Older Americans, 2020, https://acl.gov/aging-and-disability-in-america/data-and-research/profile-older-americans

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55% of all Procedures occur in patients 65+ Source: IQVIA PharMetrics+. Custom research for Verrica Pharmaceuticals. Patient counts are projected estimates of the US commercially insured patient population, 2018 and 2019. APPROXIMATELY 2.4M BCC PROCEDURES ARE PREFORMED ANNUALLY BCC Procedures 2018 & 2019 BCC Procedures by Age 2018 & 2019 OPPORTUNITY

Majority of patients have greater than 1, but fewer than 10 treatments over 2 years AVERAGE NUMBER OF BCC RELATED TREATMENTS IS 5.6 OVER 2 YEARS (N = 188,675 PATIENTS) Source: IQVIA PharMetrics+. Custom research for Verrica Pharmaceuticals. Patient counts are projected estimates of the US commercially insured patient population, 2018 and 2019. Distribution of Patients by Number of Treatments OPPORTUNITY

OPPORTUNITY

BCC creates a significant burden for the patient and the healthcare system

- In the US, skin cancer accounts for $8.1 billion in total healthcare costs, nonmelanoma skin cancer represents 59% of the overall category[2]
- Leading treatments for BCC are often surgical and destructive[3] and may leave a lasting impact on the patient's appearance and quality of life[4]
- The average BCC patient has **5.6 BCC related treatments over a two-year period**[3]
  - The number of treatments per patient increases with age
  - Costs are directly related to number and type of treatment
  - For younger patients, repair costs tend to be a greater proportion of their BCC total costs
- Patients with co-morbid conditions (~46%) incur greater costs. Bleeding and immune disorders can almost double the cost of care[3]

CASES PER YEAR

5.4 MM

NONMELANOMA SKIN CANCER[1]

3.6 MM

BASAL CELL CARCINOMA (BCC)[2]

1.8 MM

SQUAMOUS CELL CARCINOMA (SCC)[2]

(1) https://www.aad.org/media/stats-skin-cancer
(2) https://www.skincancer.org/skin-cancer-information/skin-cancer-facts/
(3) IQVIA PharMetrics+. Custom research for Verrica Pharmaceuticals. Patient counts are projected estimates of the US commercially insured patient population, 2018 and 2019.
(4) Nelson Sanchez, Jacob Griggs, Sonali Nanda, Rachel Fayne, David Castillo, Valeria De Bedout, Dan Meirson & Anna Nichols (2020) The Skin Cancer Index: quality-of-life outcomes of treatments for nonmelanoma skin cancer, Journal of Dermatological Treatment, 31:5, 491-493, DOI: 10.1080/09546634.2019.1674772

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Average BCC Costs for Patients with and without Relevant Comorbidities Cost of care is higher for patients with comorbid conditions 61% Increase 32% Increase 73% Increase OPPORTUNITY Source: IQVIA PharMetrics+. Custom research for Verrica Pharmaceuticals. Patient counts are projected estimates of the US commercially insured patient population, 2018 and 2019.

LTX-315 could play a significant role as part of an alternative therapeutic regime to surgery Potential alternative to current surgical procedures like destruction, excision, or MOHS surgery Reduced out-patient and recovery costs, potentially leading to an improved total cost for many patients Decreased risk of scaring, improved post treatment recovery outlook Key Commercialization Opportunities OPPORTUNITY

VP-102 in External Genital Warts

Condyloma Acuminatum (Genital Warts)

Overview

- Caused by human papilloma virus (HPV)
- Lesions on the surface of the skin in the genital and perianal regions
- Highly contagious and recurrences are common
- Treatment options have limitations
- Approximately 500,000 to 1 million cases of EGW are newly diagnosed per year in the United States1



Etiology and Clinical Presentation

TRANSMISSION

- Skin to skin contact
- Spread through sexual contact

DIAGNOSIS & SYMPTOMS

- Can be flat, dome-shaped, keratotic, pedunculated and cauliflower-shaped
- Lesions may occur singularly, in clusters, or as plaques
- Lesions can be itchy, and can cause pain and discomfort



COMPLICATIONS

- Irritation, pain, and redness of surrounding skin
- Dyspigmentation of affected areas
- Scarring may occur
- Bacterial superinfection of lesions

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42

Phase 2 Study (CARE-1) in External Genital Warts (EGW)

Study Design	Multi-center, double-blind, vehicle-controlled	Dose regimen, efficacy, safety & tolerability	Study comprised of two parts (A and B) Primary objective of Part A is to identify the two best dosing regimens for evaluation in Part B
Endpoints	**Primary:** Percent of subjects with complete clearance of all treatable warts at Day 84	**Secondary:** Percent of subjects achieving complete clearance of all treatable warts at days 21, 42, and 63	
Patients	Part A: 18 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit Part B: 87 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit		
Application	Study drug (VP-102) is administered topically to each treatable wart every 21 days until complete clearance for a maximum of 4 treatments	Part A: Three treatment groups with a 2-hour, 6-hour, and 24-hour duration of skin exposure before removal with soap and warm water Part B: 6- and 24-hour duration of treatment exposure (chosen based on Part A) with follow up period through Day 147	Frequency of administration is every 21 days

43

Demographics (CARE-1, ITT Population)1* VP-102 6-hour (N=30) Vehicle 6-hour (N=24) VP-102 24-hour (N=27) Vehicle 24-hour (N=18) Age Mean (SD) Min, Max 38.93 (9.9) 26, 59 35.83 (7.8) 26, 58 34.33 (7.1) 25, 53 33.83 (6.3) 25, 43 Gender, n (%) Male Female 17 (56.7) 13 (43.3) 14 (58.3) 10 (41.7) 15 (55.6) 12 (44.4) 11 (61.1) 7 (38.9) Race, n (%) White Black or African American American Indian or Alaska Native Other 24 (80.0) 6 (20.0) 0 (0) 0 (0) 13 (54.2) 8 (33.3) 1 (4.2) 2 (8.3) 24 (88.9) 2 (7.4) 0 (0) 1 (3.7) 12 (66.7) 6 (33.3) 0 (0) 0 (0) Ethnicity, n (%) Hispanic or Latino Not Hispanic or Latino 6 (20.0) 24 (80.0) 1 (4.2) 23 (95.8) 2 (7.4) 25 (92.6) 5 (27.8) 13 (72.2) (1) Guenthner 2020 Winter Clinical Dermatology Symposium *Pooled data from Part A and B

Baseline EGW Characteristics (CARE-1, ITT Population)1* VP-102 6-hour (N=30) Vehicle 6-hour (N=24) VP-102 24-hour (N=27) Vehicle 24-hour (N=18) Duration of Warts, No. (%) <1 year 15 (50.0) 12 (50.0) 14 (51.9) 9 (50.0) 1-2 years 3 (10) 1 (4.2) 2 (7.4) 0 (0.0) >2-5 Years 4 (13.3) 5 (20.8) 8 (29.6) 3 (16.7) >5 years 8 (26.7) 6 (25.0) 3 (11.1) 6 (33.3) Wart Count Mean 8.5 6.71 9.48 7.56 SD 7.3 5.5 6.2 6.8 Median 6 5 9 4.5 Min, Max 2, 30 2, 26 2, 25 2, 28 Prior Wart Treatment, No. (%) Yes 17 (56.7) 13 (54.2) 14 (51.9) 9 (50) (1) Guenthner 2020 Winter Clinical Dermatology Symposium *Pooled data from Part A and B

Efficacy Results (CARE-1, ITT Population) Pooled data from Part A and B *P<0.001 **P≤0.0001 ** ** (1) Guenthner 2020 Winter Clinical Dermatology Symposium Mean Percentage Change in EGW Lesions from Baseline1 * Percentage of Subjects with Complete Clearance of all Baseline and New Treatable EGW Lesions⸸

Safety Results: Treatment Emergent Adverse Events (CARE-1, Safety Population)1,*,⸸ TEAEs, N (%) VP-102 6-hour (N=29) Vehicle 6-hour (N=22) VP-102 24-hour (N=28) Vehicle 24-hour (N=20) Subjects reporting at least one TEAE 29 (100.0) 15 (68.2) 28 (100.0) 9 (45.0) Application site vesicles 25 (86.2) 0 (0.0) 26 (92.9) 1 (5.0) Application site pain 20 (69.0) 3 (13.6) 19 (67.9) 4 (20.0) Application site erythema 14 (48.3) 3 (13.6) 19 (67.9) 1 (5.0) Application site pruritus 14 (48.3) 5 (22.7) 10 (35.7) 1 (5.0) Application site scab 13 (44.8) 1 (4.5) 14 (50.0) 0 (0.0) Application site discoloration 7 (24.1) 4 (18.2) 6 (21.4) 0 (0.0) Application site dryness 7 (24.1) 2 (9.1) 6 (21.4) 1 (5.0) Application site erosion 6 (20.7) 0 (0.0) 7 (25.0) 0 (0.0) Application site edema 3 (10.3) 1 (4.5) 7 (25.0) 1 (5.0) Application site exfoliation 3 (10.3) 2 (9.1) 5 (17.9) 0 (0.0) TEAEs = Treatment Emergent Adverse Events *Pooled data from Part A and B. No subjects discontinued the study due to AEs. No serious adverse events as deemed related to study drug by investigator. (1) Guenthner 2020 Winter Clinical Dermatology Symposium

VP-102 in Common Warts

Verruca Vulgaris (Common Warts)

Overview

- Caused by human papilloma virus (HPV)
- Infects patients of all ages
- Persistent infection, highly refractory
- Typically 2-5 lesions
- No FDA-approved drug for the treatment of common warts
- U.S prevalence of 22 million[1], with 1.5 million[2] diagnosed annually

(1) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(2) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018



Etiology and Clinical Presentation

TRANSMISSION

- Skin to skin contact
- Touching of contaminated objects

DIAGNOSIS & SYMPTOMS

- Dome shaped flesh-colored lesions commonly on the hands, fingers, knees or elbows
- Lesions may occur in groups or in a linear pattern
- Lesions can cause considerable pain and discomfort, may spread with skin trauma, and can be itchy



COMPLICATIONS

- Scarring may occur
- Dyspigmentation of affected areas
- Bacterial superinfection of lesions
- Irritation, pain, and redness of surrounding skin

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49

We Have Successfully Completed a Phase 2 Study (COVE-1) in Common Warts Patients Study Design Endpoints Application Cohort 1: one center Cohort 2: four centers Efficacy, safety & tolerability Open label study with two cohorts Primary Percent of subjects with complete clearance of all treatable warts (baseline and new) at Day 84 Secondary Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4 Change from baseline in number (%) of treatable warts at Day 84 Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days Study drug (VP-102) is administered topically to each treatable wart to a maximum of 4 applications Cohort 1 is treated until clear, Cohort 2 receives one additional treatment at the first visit clearance was observed up to a maximum of 4 total applications Frequency of administration is at least 14 days (Cohort 1) or 21 days (Cohort 2) Paring was allowed in Cohort 2 VP-102 will be left on for 24 hours before removal with soap and warm water

VP-102 Demonstrated Clinically Meaningful Activity on Primary Endpoint of Complete Clearance in COVE-1 Study1 (1) Guenthner 2019 Fall Clinical Dermatology Symposium

Adverse Events in COVE-1 Study (Incidence≥5%)1,* (1) Guenthner 2019 Fall Clinical Dermatology Symposium

Regulatory Exclusivity and Intellectual Property

Verrica has Several Potential Ways to Maintain Exclusivity for VP-102

Regulatory Exclusivity

5 years of exclusivity for cantharidin as API potentially available upon approval (potential for additional 6 months for pediatric exclusivity for common warts and plantar warts indications)

Compounding Pharmacies

If VP-102 is approved, traditional compounding pharmacies will NOT be able to continue compounding cantharidin regularly or in inordinate amounts, except under patient specific circumstances as prescribed by a physician.

The FDA has the authority to regulate compounders. Improper compounding can result in monetary fines plus felony convictions in case of repeat offenses and intent to fraud/mislead.

Manufacturing

VP-102 has the potential to address stability issues with standard packaging and container/closure systems

Limited commercial CMOs with facilities for handling highly potent and highly flammable liquid products

Entered into a supply agreement for naturally-sourced cantharidin; subject to specified minimum annual purchase orders and forecasts, supplier agreed that it will not supply cantharidin, any beetles or other raw material from which cantharidin is derived to any other customer in North America

True Generic Unlikely

Unlikely to receive approval under an ANDA due to uniqueness from patent pending protection and significant differences likely between YCANTH™ (VP-102) and potential competitors

Cannot do traditional PK/bioequivalence study (no blood level profile for YCANTH™ (VP-102))

May require new clinical studies with new formulation and new delivery approach that shows equivalence without violating any of Verrica's IP

VERRICA PHARMACEUTICALS
Reinventing Skin Science

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54

Overview of VP-102/103 Intellectual Property Portfolio

	KEY CLAIMS AND PATENT APPLICATIONS	VALUE TO VERRICA
1	Our specific formulation, YCANTH™ (VP-102), key safety additions and novel cantharidin formulations (PCT/US2014/052184) (PCT/US2018/036353)	May prevent generics from copying our ether-free formulation or from making similar formulations
	Single use applicator containing cantharidin formulations (PCT/US2014/052184) (PCT/US2018/037808)	May prevent generics from utilizing a single-use applicator for cantharidin that contains both a glass ampule to maintain product stability and a filter placed prior to dispensing tip, which helps increase administration accuracy and prevents direct contact with skin
2	Specific design of our commercial applicator (PCT/US2018/037808) (US 29/607744)	May prevent generics from utilizing a similar applicator Design patent application allowed in the US
3	Methods of use for cantharidin in the treatment of molluscum (PCT/US2018/037808 and PCT/US2018/036353) (PCT/US2014/052184)	May prevent generics from a similar treatment regimen and label
4	Methods for purifying cantharidin and analyzing cantharidin or cantharidin solutions (PCT/US2016/14139)	May force generics to find alternative methodologies to produce GMP cantharidin or determine if their API or drug product is GMP compliant
5	Methods for complete cantharidin synthesis (PCT/US2015/066487) (PCT/US2018/054373)	Synthetic version would reduce risks of outside contaminants and environmental factors affecting the naturally-sourced API. May prevent generics competing with a synthetic version of cantharidin

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Any patents issued from our applications are projected to expire between 2034 and 2039, excluding any patent term adjustment and patent term extensions

55

Overview of LTX-315 Intellectual Property Portfolio 1 In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey

Investor Relations—NASDAQ: VRCA Analyst Coverage(1) Ken Cacciatore, Cowen Greg Renza, RBC Capital Markets Oren Livnat, H.C. Wainwright Serge Belanger, Needham Kemp Dolliver, Brookline Capital Markets As of June 30, 2022 Pro Forma Cash and marketable securities of $45.3M(2) Pro Forma Debt: None(2) Pro Forma Outstanding Shares: 41.1M(2) Outstanding option shares and RSUs: 4.2M Disclaimer: Any opinions, estimates or forecasts regarding Verricaʼs performance made by the above-referenced analysts are theirs alone and do not represent opinions, forecasts or predictions of Verrica or its management, and no endorsement of such opinions, estimates or forecasts shall be implied. Pro Forma figures include the impact of an underwritten public offering closed in July 2022, the repayment of $43.9M in debt in July 2022 and the receipt of an $8M milestone payment from Torii Pharmaceutical Co., Ltd. in August 2022 for the initiation of the Phase 3 clinical trial for VP-102 for molluscum in Japan.

Investment Highlights

NEAR TERM CATALYSTS	
Expect to resubmit NDA for VP-102 for Molluscum Contagiosum in Q1 2023 with potential approval/launch in H2 2023 (U.S. Prevalence of Molluscum Contagiosum ~6M[1])	**Conclusion of Part 1 of 3 Part PH2 study on LTX-315 for Basal Cell Carcinoma expected in Q1 2023 (safety and dose exploration)** (U.S. Prevalence of Basal Cell Carcinoma 3.6M[2])

VP-102 In development to address two of the largest unmet needs in dermatology	• Proprietary drug-device combination of formulation and single-use applicator • In development to address two of the largest unmet needs in dermatology • Payer research suggests favorable reimbursement landscape • Exclusive license for Torii Pharmaceutical to develop and commercialize VP-102 in Japan • Patents projected to expire between 2034 and 2039
LTX-315 Potential non-surgical alternative (injectable) for treatment of basal cell and squamous cell carcinomas	• First-in-class oncolytic peptide injected directly into tumor to induce immunogenic cell death • Positive tumor-specific immune cell responses in multi-indication Phase 1/2 oncology trials • Verrica to focus initially on development to treat basal cell and squamous cell carcinoma • Worldwide rights for dermatological oncology, including basal cell and squamous cell carcinomas and non-metastatic melanoma licensed from Lytix Biopharma. • Patents projected to expire between 2032 and 2037
Proven Management Team	• Industry-leading, experienced management team with extensive dermatology product launch experience
Strong Balance Sheet	• Pro Forma cash as of June 30, 2022 of $45M[3]; sufficient to support operations into Q3 2023; additional capital will be required for commercial launch of VP-102 for molluscum contagiosum • Debt free

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) Our New Approach to a Challenging Skin Cancer Statistic. The Skin Cancer Foundation. https://www.skincancer.org/blog/our-new-approach-to-a-challenging-skin-cancer-statistic/
(3) Pro Forma figures include the impact of an underwritten public offering closed in July 2022, the repayment of $43.9M in debt in July 2022 and the receipt of an $8M milestone payment from Torii Pharmaceutical Co., Ltd. in August 2022 for the initiation of the Phase 3 clinical trial for VP-102 for molluscum in Japan.

VERRICA PHARMACEUTICALS
Reinventing Skin Science

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58

Our Product Portfolio Pre-IND Phase 2 Phase 3 NDA Next Expected Milestone VP-102 Molluscum Contagiosum NDA resubmission: Q1 2023 VP-102 External Genital Warts Initiate Phase 3 in 1H 2024 Common Warts Evaluate potential second Phase 2 trial LTX-315 Dermatological Oncology Phase 2 first patient dosed: April 2022 VP-103 Plantar Warts Initiate Phase 2 trial [a]Originally designed Phase 2 program completed. [b]Timing of clinical trials for External Genital Warts may be subject to change. [c]Company evaluating potential for conducting an additional Phase 2 trial based on FDA feedback for Phase 3 trial protocol. [d]Timing for initiating clinical trials for Plantar Warts to be determined. [e]License excludes metastatic melanoma and metastatic merkel cell carcinoma. Phase 2 study initiated in April 2022 for the treatment of Basal Cell Carcinoma. [a] [b] [c] [d] [e]

Management Team with Extensive Product Launch and Dermatology Experience Selected Launched Products Terry Kohler Chief Financial Officer Ted White President & Chief Executive Officer Chief Medical Officer Joe Bonaccorso Chief Commercial Officer Gary Goldenberg, MD

Appendix

Molluscum Clinical Evidence

Cantharidin Elicits a Dual Response in the Skin

1 Superficial blistering of lesional skin

Cantharidin is a vesicant, causing the pharmacodynamic response of blistering in the skin.

Once applied, cantharidin activates neutral serine proteases that cause degeneration of the desmosomal plaque and intraepidermal blistering.[1]



Desmosome Cleavage and Blister Formation

2 Elicits Inflammation & Immune Response

Cantharidin stimulates leukocyte infiltration (e.g., neutrophils, macrophages, B and T cells and eosinophils) and the release of chemokines and cytokines including TNF-a, IL-8 and CXCL-5.[2]



Lymphocyte | Neutrophil | Eosinophil | Macrophage

(1) J Invest Dermatol. 1962 Jul;39:39-45.
(2) J Immunol Methods. 2001 Nov 1;257(1-2):213-20.2

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63

Significant Clinical Progress of YCANTH™ (VP-102) for the Treatment of Molluscum

PHASE	TRIAL AND STATUS	FORMULATION / APPLICATION METHOD	TRIAL DESIGN	TRIAL OBJECTIVES
PHASE 3	**Pivotal Trial CAMP-1** Complete	VP-102	• N=266 • Conducted under SPA • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
PHASE 3	**Pivotal Trial CAMP-2** Complete	VP-102	• N=262 • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
PHASE 2	**Innovate Trial** Complete	VP-102	• Open-label, single-center • N=33	• To determine possible systemic exposure from a single 24-hour application of VP-102 • To confirm safety and efficacy with applicator
PHASE 2	**Pilot Trial** Complete	Our proprietary formula of cantharidin used in VP-102, applied with the wooden stick part of a cotton-tipped swab	• Open-label, single-center • N=30	• To evaluate safety and efficacy and determine optimal treatment duration

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Copyright © 2022 Verrica Pharmaceuticals. All rights reserved.

64

Demographics in Phase 3 Trials1 VP-102 (n=310) Vehicle (n=218) Age (years) Mean (SD) Median Range 7.5 ± 6.7 6.0 2-60 6.8 ± 5.8 6.0 2-54 Age Group - no.(%) ≥ 2 to 5 yr ≥6 to 11 yr ≥12-18 yr ≥ 19 yr 137 (44.2) 140 (45.2) 22 (7.1) 11 (3.5) 106 (48.6) 89 (40.8) 18 (8.3) 5 (2.3) Gender – no. (%) Female Male 154 (49.7) 156 (50.3) 107 (49.1) 111 (50.9) Race or Ethnic Group – no. (%) White Black or African American Asian American Indian/Alaskan Native Other 277 (89.4) 13 (4.2) 6 (1.9) 0 14 (4.5) 202 (92.7) 8 (3.7) 1 (0.5) 1 (0.5) 6 (2.8) Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) (1) Eichenfield Amer J Clin Derm 2021

Safety Results Summary for Molluscum Phase 3 Trials1 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) (1) Eichenfield JAMA Derm 2020

YCANTH™ (VP-102) Designed to be Clinician-Administered and Intend to Distribute Through Specialty Product Channels, if Approved Note: For illustrative purposes only. If approved, actual distribution channels and support services may change as strategy is finalized. Distribution model will be supported by a patient and HCP services platform (HUB) Benefits investigation/verification to determine coverage Full reimbursement support for miscellaneous J-code under medical benefit (1) Prior authorization support Co-pay/co-insurance assistance Dedicated field reimbursement team to support physician offices Specialty Distributor Specialty Pharmacy Physician Office “White Bag” “Buy and Bill” Potential Physician Reimbursement Opportunities “Buy and Bill” “White Bag” Office visit Office visit Procedure for lesion destruction Procedure for lesion destruction YCANTH™ (VP-102) = (ASP + X%) Verrica intends to file for a product-specific J-code for VP-102

Historical Compounded Cantharidin Presents a Number of Limitations Varying concentration Evaporation of volatile solvents leads to concentration increases Patients can receive more drug than clinically necessary resulting in excessive blistering Inconsistent purity and lack of controlled product manufacturing Risk of impurities present such as residual solvents and pesticides Lack of reimbursement Not FDA approved and therefore not eligible for drug reimbursement Inconvenient and variable administration Application with the wooden stick part of a cotton-tipped swab can lead to patients receiving more drug than necessary Inability for physicians to identify where the drug has been applied Limited availability Illegal to import formulated cantharidin Generally not available in hospitals and academic settings, which require FDA approved product Only an estimated 7% of 503B compounders produce formulations containing cantharidin(1) 2 1 3 5 4 Based on 57 503B facilities and 4 compounders of cantharidin per FDA database (January – June 2019).